UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	September 1, 2019 — August 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam PanAgora Managed Futures Strategy

Annual report
8 | 31 | 20

Putnam PanAgora funds pursue systematic, rule-based strategies that combine cutting-edge quantitative techniques with fundamental investment insights.

FUND SYMBOL
CLASS A
PPMFX

Putnam PanAgora
Managed Futures
Strategy

Annual report
8 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 9, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12-months ended 8/31/20. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

2 PanAgora Managed Futures Strategy

Can you describe the global investing environment for the reporting period?

Global equities finished calendar-year 2019 on a strong note. Returns were robust across different regions, with the United States leading the way. A “phase one” trade agreement between the United States and China, an accommodative U.S. Federal Reserve [the Fed], and improving global economic conditions helped drive major stock indices to all-time highs in the fourth quarter of calendar 2019.

After a relatively calm start to 2020, developed and emerging equity markets fell sharply in late February and early March. The impact of the COVID-19 pandemic, including fears of a prolonged global economic slowdown, sent equity markets into a tailspin. The CBOE Volatility Index, which measures future equity volatility using options of the S&P 500 Index, surpassed levels last seen during the 2008 global financial crisis. Investors grew more risk averse, focusing on higher quality names and safe-haven assets. Central banks worldwide intervened to provide fiscal and monetary stimulus. The Fed responded with a historic $2 billion in emergency relief and moved interest rates to near zero.

PanAgora Managed Futures Strategy 3

The table shows the fund’s long and short exposures as a percentage of the fund’s net assets as of 8/31/20. Allocations will not total 100% because the table reflects the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Equities rallied considerably in April and sustained their gains through the end of the period. Investor confidence rose as countries around the world started to cautiously reopen their economies. The Consumer Price Index [CPI], which represents consumption expenditures, increased by 0.6% in July 2020. This was CPI’s strongest monthly increase since 1991, and signaled signs of a U.S. economic recovery. The S&P 500 Index, a broad measure of stocks, rallied to a record level in the month of August, recouping its losses from earlier in the year. For the 12-month reporting period, the S&P 500 Index posted a return of 21.94%.

For the 12-month reporting period, international developed equity markets posted a more modest increase of 5.96%, as measured by the MSCI World ex-U.S. Index [ND]. Increased fiscal support across Europe helped boost equity performance following pandemic-related sell-offs.

Emerging markets, as measured by the MSCI Emerging Markets Index [ND], advanced 14.49% for the reporting period. Promising economic data from China helped lift emerging-market stocks. China’s GDP [gross domestic product] expanded 3.2% in the second quarter of calendar 2020 from the same period one year ago, which exceeded an anticipated expansion of 2.5%.

Bonds ended 2019 on the decline as investors’ appetite for risk accelerated. In March 2020, the pandemic triggered the fastest onset of a bear market [a decline of 20% or more from a recent high] in history. The resulting flight to safety was a boon for U.S. and non-U.S. government debt. Record-high unemployment, weaker corporate earnings, and a drop in U.S. quarterly GDP contributed to a decline in Treasury yields and higher bond prices. The Bloomberg Barclays U.S. Treasury Index rose 6.98%, while the FTSE World Government Bond Index ex-U.S. [Hedged] gained a more modest 0.28%, for the 12-month reporting period.

4 PanAgora Managed Futures Strategy

Following historic volatility in the first calendar quarter of 2020, credit spreads narrowed toward the end of the reporting period. Demand persisted for investment-grade credit, pushing the Bloomberg Barclays U.S. Credit Index up 7.26% for the 12-month reporting period. Inflation-linked bonds were supported by improved inflation expectations [following fiscal and monetary stimulus] and a decline in longer-term yields. The Bloomberg Barclays World Government Inflation-Linked Bond Index [Hedged] increased 3.41% for the reporting period.

Commodity prices rallied in the fourth quarter of calendar 2019 to finish the year strong. By the first quarter of calendar 2020, prices began to plunge as the pandemic caused disruptions to global demand. The more heavily energy-weighted S&P GSCI posted a loss of 23.81% for the reporting period. The more balanced Bloomberg Commodity Index declined 3.90% for the period. The U.S. dollar weakened against other major currencies in the final months of the period. This helped support commodity prices toward the end of the period.

How did the fund perform? Could you discuss some detractors and contributors to results?

On an absolute performance basis, Putnam PanAgora Managed Futures Strategy generated a return of –21.23%. Trades within global equities and commodities were the largest detractors. Sizeable losses resulted from V-shape reversals [a quick recovery preceded by a sharp decline] across multiple markets as well as extreme market volatility during the period.

Within global equities, the fund’s aggregate short positions in the United States detracted the most. The fund established short positions in U.S. equities following the massive sell-off during the first quarter of calendar 2020. Our expectation was to provide equity downside protection amid a historic economic contraction caused by the pandemic. However, the downward trend in equities was interrupted by monetary and fiscal stimulus. Global equity markets, the United States in particular, recorded an impressive V-shape rebound. This contributed to significant losses in the fund’s short U.S. equity positions.

Within commodities, the fund’s short position in energy, especially crude oil, was the largest detractor for the period. Commodity markets experienced highly volatile movements, led by the energy sector, during the first half of calendar 2020. For example, the front futures contract of crude oil fell by about 67% during the first quarter of 2020 amid pandemic-driven panic. It then rebounded by about 70% during the second quarter of 2020. This drastic V-shape movement of oil commodities resulted in sizable losses in the fund’s short positions.

In terms of top contributors, the fund’s short positions in the Turkish lira and Mexican peso helped to offset some negative performance. During the period, both of these emerging-market currencies declined in value. The downtrend was largely due to the pandemic, along with economic and political turmoil within these nations.

How did the fund use derivatives?

We used forward currency contracts in an effort to provide exposure to developed and emerging-market currencies. We also used futures to gain exposure to equity securities, fixed-income securities, and commodities.

What is your outlook and portfolio strategy for the coming months?

We remain confident in the fund’s long-term diversification to traditional asset allocation portfolios. Our historical-trend portfolio research suggests that the fund may benefit the most during market crises. This is when

PanAgora Managed Futures Strategy 5

investors exhibit strong herding behavior amid uncertainty and liquidity stress, in our view. For example, during the global equity sell-off in early 2020, the fund contributed positively through its long positions in safe-haven assets. These included allocations to sovereign bonds, the U.S. dollar, and gold, in addition to short positions in cyclical assets such as energy and agricultural commodities.

Central bank interventions since the 2008 global financial crisis have been more preemptive. We believe this has helped to avoid prolonged equity market stress like we observed in early 2019 and March 2020. Over the past decade, we believe central bank interventions have contributed to reduced efficacy in trend-following strategies. Today, we are in a historically low bond yield and high equity valuation environment, while macroeconomic and geopolitical uncertainties abound, in our view. Against this backdrop, we maintain a favorable outlook for the fund’s crisis-hedging strategies as part of an investor’s long-term portfolio mix.

Our portfolio management team has added fundamental signals [valuation and macro] into the model in order to help with timing the entry and exit of a market trend. Currently, our systematic process has positioned the fund in a moderately defensive mode. Our portfolio managers continue to monitor the market. We will trade according to the investment process should there be changes in the trends of underlying asset classes.

Thank you, gentlemen, for your time and insights today.

Past performance is not a guarantee of future results.

The opinions expressed in this article represent the current, good faith views of the author(s) at the time of publication, are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. The information presented in this article has been developed internally and/or obtained from sources believed to be reliable; however, PanAgora Asset Management,

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to gain exposure to different asset classes, or to gain exposure to different areas of risk.

For example, the fund’s managers might use futures contracts to gain exposure to equity securities, fixed-income securities, or commodities. These asset classes offer different return potential and exposure to different investment risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. PanAgora monitors the counterparty risks we assume. For example, PanAgora often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 PanAgora Managed Futures Strategy

Inc. (PanAgora) does not guarantee the accuracy, adequacy, or completeness of such information. Predictions, opinions, and other information contained in this article are subject to change continually and without notice of any kind and may no longer be true after the date indicated. As with any investment there is a potential for profit as well as the possibility of loss.

Any forward-looking statements speak only as of the date they are made, and PanAgora assumes no duty to and does not undertake to update forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements. Any investments to which this material relates are available only to or will be engaged in only with investment professionals.

PanAgora Managed Futures Strategy 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/20
	Life of fund	Annual average	1 year
Class A (9/21/17)
Before sales charge	–19.10%	–6.94%	–21.23%
After sales charge	–23.75	–8.79	–25.76
Class B (9/21/17)
Before CDSC	–20.78	–7.60	–21.71
After CDSC	–23.04	–8.51	–25.53
Class C (9/21/17)
Before CDSC	–20.88	–7.64	–21.80
After CDSC	–20.88	–7.64	–22.57
Class R (9/21/17)
Net asset value	–19.62	–7.14	–21.38
Class R6 (9/21/17)
Net asset value	–18.47	–6.70	–20.98
Class Y (9/21/17)
Net asset value	–18.48	–6.70	–20.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 PanAgora Managed Futures Strategy

Comparative index returns For periods ended 8/31/20

		Annual
	Life of fund	average	1 year
ICE BofA U.S.
Treasury Bill Index	5.29%	1.77%	1.35%
Lipper Alternative
Managed Futures
Funds category	–1.07	–0.50	–8.04
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 8/31/20, there were 100 and 85 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $7,922 ($7,696 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $7,912, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $8,038, $8,153 and $8,152, respectively.

PanAgora Managed Futures Strategy 9

Fund price and distribution information For the 12-month period ended 8/31/20
Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.274		$0.205	$0.192	$0.251	$0.297	$0.296
Capital gains	—		—	—	—	—	—
Total	$0.274		$0.205	$0.192	$0.251	$0.297	$0.296
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
8/31/19	$9.96	$10.57	$9.89	$9.81	$9.94	$9.98	$9.98
8/31/20	7.60	8.06	7.56	7.50	7.59	7.62	7.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20
	Life of fund	Annual average	3 years	Annual average	1 year
Class A (9/21/17)
Before sales charge	–19.74%	–7.01%	–19.25%	–6.88%	–18.07%
After sales charge	–24.35	–8.81	–23.90	–8.70	–22.78
Class B (9/21/17)
Before CDSC	–21.51	–7.69	–21.04	–7.57	–18.65
After CDSC	–23.76	–8.57	–23.30	–8.46	–22.62
Class C (9/21/17)
Before CDSC	–21.51	–7.69	–21.04	–7.57	–18.61
After CDSC	–21.51	–7.69	–21.04	–7.57	–19.41
Class R (9/21/17)
Net asset value	–20.25	–7.20	–19.77	–7.08	–18.22
Class R6 (9/21/17)
Net asset value	–19.11	–6.77	–18.62	–6.64	–17.81
Class Y (9/21/17)
Net asset value	–19.12	–6.77	–18.63	–6.64	–17.91

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 PanAgora Managed Futures Strategy

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/19*†‡	1.55%	2.30%	2.30%	1.80%	1.30%	1.30%
Total annual operating expenses for the
fiscal year ended 8/31/19†‡	2.93%	3.68%	3.68%	3.18%	2.68%	2.68%
Annualized expense ratio for the
six-month period ended 8/31/20 **	1.48%	2.23%	2.23%	1.73%	1.24%	1.23%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the consolidated financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.05%, which is not included in the consolidated financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/20.

† Includes management fee payable to Putnam Investment Management, LLC (“Putnam Management”) by the fund’s wholly-owned subsidiary. The management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

‡ Restated to reflect current fees.

** Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the consolidated financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/20 to 8/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.99	$10.52	$10.52	$8.17	$5.86	$5.82
Ending value (after expenses)	$879.60	$877.00	$876.20	$879.50	$880.90	$880.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

PanAgora Managed Futures Strategy 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/20, use the following calculation method. To find the value of your investment on 3/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$7.51	$11.29	$11.29	$8.77	$6.29	$6.24
Ending value (after expenses)	$1,017.70	$1,013.93	$1,013.93	$1,016.44	$1,018.90	$1,018.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 PanAgora Managed Futures Strategy

Consider these risks before investing

There can be no assurance that a trend following strategy will achieve any particular level of return. The fund’s allocation of assets may hurt performance, and efforts to balance risk exposures may be unsuccessful. Quantitative models or data may be incorrect or incomplete, and reliance on those models or data may not produce the desired results. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Investments in small and/ or midsize companies increase the risk of greater price fluctuations. Bond investments in which the fund invests (or has exposure to) are subject to interest-rate risk and credit risk. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. Risks associated with derivatives (including “short” derivatives) include losses caused by unexpected market movements (which are potentially unlimited), imperfect correlation between the price of the derivative and the price of the underlying asset, increased investment exposure (which may be considered leverage), the potential inability to terminate or sell derivatives positions, the potential need to sell securities at disadvantageous times to meet margin or segregation requirements, the potential inability to recover margin or other amounts deposited from a counterparty, and the potential failure of the other party to the instrument to meet its obligations. Leveraging can result in volatility in the fund’s performance and losses in excess of the amounts invested. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests in (or provides exposure to) fewer issuers or makes large investments in (or provides large amounts of exposure to) a small number of issuers, and involves more risk than a fund that invests more broadly. By investing in a subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. You can lose money by investing in the fund.

PanAgora Managed Futures Strategy 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated, investment-grade fixed-income securities.

Bloomberg Barclays U.S. Credit Index is an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government-related bonds.

Bloomberg Barclays U.S. Treasury Index is an unmanaged index of U.S.-dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

Bloomberg Barclays World Government Inflation-Linked Bond Index (Hedged) is an unmanaged index that tracks the performance of government inflation-protected securities.

Bloomberg Commodity Index is a broadly diversified index that measures the prices of commodities.

CBOE (Chicago Board Options Exchange) Volatility Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

FTSE World Government Bond Index (WGBI) ex-U.S. (Hedged) is an unmanaged index that

14 PanAgora Managed Futures Strategy

represents the world bond market, excluding the United States.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World ex-U.S. Index (ND) is an unmanaged index of equity securities from developed countries, excluding the United States. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

PanAgora Managed Futures Strategy 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2020, Putnam employees had approximately $505,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 PanAgora Managed Futures Strategy

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

PanAgora Managed Futures Strategy 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-advisory contract with respect to your fund between Putnam Management and its affiliate, PanAgora Asset Management, Inc. (“PanAgora”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates, including PanAgora, furnish specified information, together with any additional information that Putnam Management and PanAgora considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management and PanAgora provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract (as well as the management and sub-advisory contracts of its wholly-owned subsidiary) and sub-advisory contract with respect to your fund between Putnam Management and PanAgora, effective July 1, 2020.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management and PanAgora in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management and PanAgora of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in”

18 PanAgora Managed Futures Strategy

management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management of all open-end funds sponsored by Putnam Management for which PanAgora acts as sub-adviser increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders, Putnam Management and PanAgora.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least December 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates, including PanAgora, from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees also reviewed the costs incurred by PanAgora in providing its services under the sub-advisory contract and the resulting profitability to it in respect of your fund. The

PanAgora Managed Futures Strategy 19

Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders, Putnam Management and PanAgora of such economies of scale as may exist in the management of the fund at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates (including PanAgora) to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered differences between the services that Putnam Management and PanAgora provide to the Putnam funds and those that they provide to their other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management and PanAgora, and the quality of services provided by Putnam Management and PanAgora with respect to your fund, represented major factors in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract and by PanAgora under your fund’s sub-advisory contract. The Trustees were assisted in their review of Putnam Management’s and PanAgora’s investment processes and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees also met with senior personnel of PanAgora during the year. The Trustees concluded that Putnam Management and PanAgora generally provide a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s and PanAgora’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. With respect to its review of your fund’s investment performance, the Contract Committee, along with other members of the Board, discussed with representatives of Putnam Management your fund’s investment performance and outlook.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019.

20 PanAgora Managed Futures Strategy

In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year and since-inception periods ended December 31, 2019. Your fund’s class A shares’ return, net of fees and expenses, was negative and trailed the return of its benchmark over the one-year and since-inception periods ended December 31, 2019. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s underperformance relative to its benchmark over the one-year and since-inception periods ended December 31, 2019 and considered the circumstances that may have contributed to this disappointing performance. The Trustees noted Putnam Management’s view that the fund, which uses a rules-based trend-following algorithm and a risk parity portfolio construction approach in order to identify diversified trending behaviors in liquid markets, did not perform well in the volatile markets of 2018 and 2019 because the markets generally did not display any trends. The Trustees also noted that the fund’s trades in global equities, developed market currencies and agriculture commodities detracted from its performance in 2019, while the fund’s trades in global sovereign bonds detracted from its performance in 2018. The Trustees noted Putnam Management’s observation that the fund had delivered strong results in the first quarter of 2020. The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers and noted the portfolio managers’ view that the fund would perform well over the long term and provide diversification benefits to portfolios with other asset allocations. The Trustees also noted that the fund was launched in September 2017 and that its performance track record was somewhat limited. The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team. The Trustees will continue to closely monitor your fund and its investment performance.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

PanAgora Managed Futures Strategy 21

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management and PanAgora may receive in connection with the services they provide under the management and sub-advisory contracts with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to PanAgora in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance PanAgora’s investment capabilities and supplement PanAgora’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 PanAgora Managed Futures Strategy

Audited consolidated financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited consolidated financial statements.

The fund’s consolidated portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Consolidated statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Consolidated statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings —as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Consolidated statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Consolidated statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Consolidated financial highlights provide an overview of the fund’s consolidated investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

PanAgora Managed Futures Strategy 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Investment Funds and Shareholders of
Putnam PanAgora Managed Futures Strategy:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the fund’s consolidated portfolio, of Putnam PanAgora Managed Futures Strategy and its subsidiary (one of the funds constituting Putnam Investment Funds, referred to hereafter as the “Fund”) as of August 31, 2020, the related consolidated statement of operations for the year ended August 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 PanAgora Managed Futures Strategy

The fund’s consolidated portfolio 8/31/20

	Principal amount/
SHORT-TERM INVESTMENTS (87.3%)*		shares	Value
State Street Institutional Treasury Plus Money Market Fund,
Investor Class zero %	Shares	198,797	$198,797
State Street Institutional U.S. Government Money Market Fund,
Investor Class zero % ΩΩ	Shares	455,232	455,232
U.S. Treasury Bills 0.162%, 9/22/20 # ΩΩ		$7,650,000	7,649,587
Total short-term investments (cost $8,303,314)			$8,303,616

TOTAL INVESTMENTS
Total investments (cost $8,303,314)			$8,303,616

Notes to the fund’s consolidated portfolio

Unless noted otherwise, the notes to the fund’s consolidated portfolio are for the close of the fund’s reporting period, which ran from September 1, 2019 through August 31, 2020 (the reporting period). Within the following notes to the fund’s consolidated portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $9,507,307.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,649,918 and is included in Investments in securities on the Consolidated statement of assets and liabilities (Notes 1 and 8).

ΩΩ A portion of these holdings are held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary, valued at $1,005,202.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/20 (aggregate face value $24,922,570)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of New York
	Australian Dollar	Buy	10/20/20	$688,021	$664,488	$23,533
	Canadian Dollar	Sell	10/20/20	1,308,886	1,280,592	(28,294)
	Czech Koruna	Sell	10/20/20	161,273	151,473	(9,800)
	Euro	Buy	10/20/20	2,081,374	2,069,000	12,374
	Japanese Yen	Buy	10/20/20	1,761,346	1,740,899	20,447
	New Zealand Dollar	Buy	10/20/20	290,102	283,747	6,355
	Norwegian Krone	Buy	10/20/20	823,841	768,124	55,717
	Swedish Krona	Buy	10/20/20	1,029,053	974,626	54,427
	Swiss Franc	Sell	10/20/20	426,317	425,273	(1,044)
	Turkish Lira	Sell	10/20/20	749,622	780,812	31,190
Brown Brothers Harriman & Co.
	British Pound	Buy	10/20/20	841,333	827,000	14,333
	Hungarian Forint	Buy	10/20/20	1,761,547	1,808,000	(46,453)
	Swedish Krona	Buy	10/20/20	1,127,381	1,125,000	2,381

PanAgora Managed Futures Strategy 25

FORWARD CURRENCY CONTRACTS at 8/31/20 (aggregate face value $24,922,570) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	British Pound	Sell	10/20/20	$2,521,651	$2,382,095	$(139,556)
	Euro	Sell	10/20/20	1,862,065	1,795,045	(67,020)
	Japanese Yen	Sell	10/20/20	1,254,646	1,259,000	4,354
	New Zealand Dollar	Buy	10/20/20	388,608	384,000	4,608
State Street Broker Group
	Czech Koruna	Buy	10/20/20	503,799	505,000	(1,201)
	Hungarian Forint	Sell	10/20/20	156,746	149,924	(6,822)
	Mexican Peso	Sell	10/20/20	1,357,720	1,320,389	(37,331)
	Polish Zloty	Sell	10/20/20	161,380	150,687	(10,693)
	South African Rand	Buy	10/20/20	1,069,874	1,073,396	(3,522)
	Swedish Krona	Sell	10/20/20	231,124	231,000	(124)
	Swiss Franc	Buy	10/20/20	1,923,746	1,919,000	4,746
	Turkish Lira	Sell	10/20/20	869,903	854,000	(15,903)
Unrealized appreciation						234,465
Unrealized (depreciation)						(367,763)
Total						$(133,298)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 8/31/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Amsterdam Exchange index (Short)	7	$917,543	$916,958	Sep-20	$13,682
Australian Government Treasury
Bond 10 yr (Long)	46	5,003,210	5,003,209	Sep-20	(46,910)
Brent Crude (Short) ##	4	182,640	182,640	Dec-20	(33,331)
Canadian Government Bond
10 yr (Short)	29	3,355,894	3,355,894	Dec-20	21,279
Chicago SRW Wheat (Long) ##	2	55,225	55,225	Dec-20	1,492
Cocoa (Long) ##	9	238,860	238,860	Dec-20	16,471
Coffee ‘C’ (Short) ##	5	241,969	241,969	Dec-20	(30,582)
Copper (Long) ##	3	229,613	229,613	Dec-20	13,453
Corn No. 2 Yellow (Short) ##	63	1,126,913	1,126,913	Dec-20	(92,113)
Crude Soybean Oil (Long) ##	12	236,592	236,592	Dec-20	31,059
Euro-Bobl 5 yr (Short)	28	4,498,500	4,498,501	Sep-20	(12,413)
Euro-Bund 10 yr (Short)	35	7,332,658	7,332,659	Sep-20	3,208
Euro-Buxl Bond 30 yr (Long)	10	2,588,615	2,588,615	Sep-20	27,429
Euro-CAC 40 Index (Short)	7	413,264	412,869	Sep-20	(264)
Euro-Schatz 2 yr (Long)	7	935,712	935,712	Sep-20	(890)
FTSE 100 Index (Long)	17	1,355,206	1,354,736	Sep-20	(57,160)
FTSE/MIB Index (Long)	6	702,896	702,549	Sep-20	10,152
Gasoline RBOB (Long) ##	3	152,926	152,926	Oct-20	8,823
Hang Seng Index (Short)	4	649,714	647,080	Sep-20	10,462
IBEX 35 Index (Long)	6	499,023	498,014	Sep-20	(7,221)

26 PanAgora Managed Futures Strategy

FUTURES CONTRACTS OUTSTANDING at 8/31/20 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
LME Nickel (Long) ##	1	$92,064	$92,064	Sep-20	$14,467
LME Nickel (Short) ##	1	92,064	92,064	Sep-20	(16,091)
LME Primary Aluminum (Long) ##	32	1,417,200	1,417,200	Sep-20	102,111
LME Primary Aluminum (Long) ##	1	45,144	45,144	Dec-20	414
LME Primary Aluminum (Short) ##	32	1,417,200	1,417,200	Sep-20	(134,551)
LME Primary Aluminum (Short) ##	5	225,719	225,719	Dec-20	(2,555)
LME Zinc (Long) ##	1	62,994	62,994	Dec-20	2,614
LME Zinc (Long) ##	1	62,456	62,456	Sep-20	12,252
LME Zinc (Short) ##	1	62,456	62,456	Sep-20	(2,436)
Low Sulphur Gas Oil (Long) ##	6	220,950	220,950	Oct-20	(9,616)
Natural Gas (Short) ##	10	263,000	263,000	Oct-20	(66,133)
NY Harbor ULSD (Long) ##	2	106,109	106,109	Dec-20	13,291
OMXS 30 Index (Short)	69	1,409,013	1,407,952	Sep-20	5,818
S&P 500 Index E-Mini (Short)	8	1,400,124	1,399,560	Sep-20	(142,155)
S&P/TSX 60 Index (Long)	9	1,366,908	1,364,818	Sep-20	60,220
SGX MSCI Singapore Index (Long)	78	1,673,133	1,669,156	Sep-20	(1,366)
Soybean (Long) ##	2	95,350	95,350	Nov-20	5,792
Soybean Meal (Short) ##	33	1,031,250	1,031,250	Dec-20	(45,004)
Sugar No. 11 (Short) ##	12	170,150	170,150	Oct-20	(7,305)
Tokyo Price Index (Short)	4	611,124	610,301	Sep-20	(4,573)
U.K. Gilt 10 yr (Long)	5	902,373	902,373	Dec-20	(9,199)
U.S. Treasury Bond 30 yr (Short)	7	1,230,031	1,230,031	Dec-20	3,046
U.S. Treasury Note 10 yr (Long)	131	18,241,750	18,241,750	Dec-20	25,359
U.S. Treasury Note 2 yr (Short)	36	7,954,031	7,954,031	Dec-20	(4,057)
U.S. Treasury Note 5 yr (Short)	95	11,972,969	11,972,969	Dec-20	(21,049)
WTI Crude (Short) ##	1	43,210	43,210	Dec-20	(43)
Unrealized appreciation					402,894
Unrealized (depreciation)					(747,017)
Total					$(344,123)

## Held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary.

PanAgora Managed Futures Strategy 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Short-term investments	$654,029	$7,649,587	$—
Totals by level	$654,029	$7,649,587	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(133,298)	$—
Futures contracts	(344,123)	—	—
Totals by level	$(344,123)	$(133,298)	$—

The accompanying notes are an integral part of these financial statements.

28 PanAgora Managed Futures Strategy

Consolidated statement of assets and liabilities 8/31/20
ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $8,303,314)	$8,303,616
Interest and other receivables	177
Receivable for shares of the fund sold	2,749
Receivable from Manager (Note 2)	37,223
Receivable for variation margin on futures contracts (Note 1)	135,805
Unrealized appreciation on forward currency contracts (Note 1)	234,465
Deposits with broker (Note 1)	1,661,203
Prepaid assets	52,762
Total assets	10,428,000

LIABILITIES
Payable for custodian fees (Note 2)	9,687
Payable for investor servicing fees (Note 2)	688
Payable for Trustee compensation and expenses (Note 2)	236
Payable for administrative services (Note 2)	18
Payable for distribution fees (Note 2)	3,641
Payable for auditing and tax fees	58,299
Payable for variation margin on futures contracts (Note 1)	477,536
Unrealized depreciation on forward currency contracts (Note 1)	367,763
Other accrued expenses	2,825
Total liabilities	920,693

Net assets	$9,507,307

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,329,468
Total distributable earnings (Note 1)	(1,822,161)
Total — Representing net assets applicable to capital shares outstanding	$9,507,307

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($8,099,553 divided by 1,065,381 shares)	$7.60
Offering price per class A share (100/94.25 of $7.60)*	$8.06
Net asset value and offering price per class B share ($7,917 divided by 1,048 shares)**†	$7.56
Net asset value and offering price per class C share ($13,007 divided by 1,733 shares)**†	$7.50
Net asset value, offering price and redemption price per class R share
($8,036 divided by 1,059 shares)	$7.59
Net asset value, offering price and redemption price per class R6 share
($1,294,758 divided by 169,942 shares)	$7.62
Net asset value, offering price and redemption price per class Y share
($84,036 divided by 11,031 shares)	$7.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these consolidated financial statements.

PanAgora Managed Futures Strategy 29

Consolidated statement of operations Year ended 8/31/20
INVESTMENT INCOME
Interest	$123,274
Total investment income	123,274

EXPENSES
Compensation of Manager (Note 2)	111,908
Investor servicing fees (Note 2)	4,881
Custodian fees (Note 2)	7,469
Trustee compensation and expenses (Note 2)	524
Distribution fees (Note 2)	23,322
Administrative services (Note 2)	296
Auditing and tax fees	58,025
Blue sky expense	91,101
Other	24,851
Fees waived and reimbursed by Manager (Note 2)	(159,763)
Total expenses	162,614

Expense reduction (Note 2)	(392)
Net expenses	162,222

Net investment loss	(38,948)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Foreign currency transactions (Note 1)	78,806
Forward currency contracts (Note 1)	463,716
Futures contracts (Note 1)	(1,452,394)
Total net realized loss	(909,872)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(4,309)
Assets and liabilities in foreign currencies	(81,257)
Forward currency contracts	(641,083)
Futures contracts	(974,831)
Total change in net unrealized depreciation	(1,701,480)

Net loss on investments	(2,611,352)

Net decrease in net assets resulting from operations	$(2,650,300)

The accompanying notes are an integral part of these consolidated financial statements.

30 PanAgora Managed Futures Strategy

Consolidated statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 8/31/20	Year ended 8/31/19
Operations
Net investment income (loss)	$(38,948)	$85,186
Net realized loss on investments
and foreign currency transactions	(909,872)	(667,052)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(1,701,480)	705,469
Net increase (decrease) in net assets resulting
from operations	(2,650,300)	123,603
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(281,522)	(234,792)
Class B	(210)	(160)
Class C	(478)	(945)
Class M	—	(184)
Class R	(258)	(210)
Class R6	(55,913)	(55,089)
Class Y	(12,052)	(13,627)
Increase (decrease) from capital share transactions (Note 4)	(165,322)	10,440
Total decrease in net assets	(3,166,055)	(170,964)

NET ASSETS
Beginning of year	12,673,362	12,844,326
End of year	$9,507,307	$12,673,362

The accompanying notes are an integral part of these consolidated financial statements.

PanAgora Managed Futures Strategy 31

Consolidated financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
August 31, 2020	$9.96	(.03)	(2.06)	(2.09)	(.27)	—	(.27)	$7.60	(21.23)	$8,100	1.49	(.40)	—
August 31, 2019	10.09	.06	.04	.10	(.23)	—	(.23)	9.96	1.20	10,230	1.50	.65	—
August 31, 2018 †	10.00	(.01)	.16	.15	—	(.06)	(.06)	10.09	1.49*	10,167	1.42*	(.12)*	—
Class B
August 31, 2020	$9.89	(.10)	(2.02)	(2.12)	(.21)	—	(.21)	$7.56	(21.71)	$8	2.24	(1.14)	—
August 31, 2019	10.02	(.01)	.04	.03	(.16)	—	(.16)	9.89	.40	10	2.25	(.10)	—
August 31, 2018 †	10.00	(.08)	.16	.08	—	(.06)	(.06)	10.02	.79*	10	2.13*	(.83)*	—
Class C
August 31, 2020	$9.81	(.09)	(2.03)	(2.12)	(.19)	—	(.19)	$7.50	(21.80)	$13	2.24	(1.09)	—
August 31, 2019	10.02	(.01)	.03	.02	(.23)	—	(.23)	9.81	.40	30	2.25	(.04)	—
August 31, 2018 †	10.00	(.08)	.16	.08	—	(.06)	(.06)	10.02	.79*	10	2.13*	(.83)*	—
Class R
August 31, 2020	$9.94	(.06)	(2.04)	(2.10)	(.25)	—	(.25)	$7.59	(21.38)	$8	1.74	(.65)	—
August 31, 2019	10.07	.04	.04	.08	(.21)	—	(.21)	9.94	.94	10	1.75	.41	—
August 31, 2018 †	10.00	(.03)	.16	.13	—	(.06)	(.06)	10.07	1.29 *	10	1.65*	(.36)*	—
Class R6
August 31, 2020	$9.98	(.01)	(2.05)	(2.06)	(.30)	—	(.30)	$7.62	(20.98)	$1,295	1.25	(.14)	—
August 31, 2019	10.11	.08	.05	.13	(.26)	—	(.26)	9.98	1.46	1,900	1.25	.90	—
August 31, 2018 †	10.00	.02	.15	.17	—	(.06)	(.06)	10.11	1.69*	2,077	1.19*	.23*	—
Class Y
August 31, 2020	$9.98	.01[e]	(2.07)	(2.06)	(.30)	—	(.30)	$7.62	(20.99)	$84	1.24	.14 [e]	—
August 31, 2019	10.12	.09	.03	.12	(.26)	—	(.26)	9.98	1.36	484	1.25	.90	—
August 31, 2018 †	10.00	.02	.16	.18	—	(.06)	(.06)	10.12	1.79*	560	1.18*	.21*	—

* Not annualized.

† For the period September 21, 2017 (commencement of operations) to February 28, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2020	1.43%
August 31, 2019	1.53
August 31, 2018	3.28

e The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these consolidated financial statements.

32 PanAgora Managed Futures Strategy	PanAgora Managed Futures Strategy 33

Notes to consolidated financial statements 8/31/20

Within the following Notes to consolidated financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2019 through August 31, 2020.

Putnam PanAgora Managed Futures Strategy (the fund) is a non-diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek absolute return (i.e. positive total return in diverse market environments over time). The fund pursues its goal by investing primarily in futures and forward contracts that provide exposure to equities, fixed income securities, commodities, and developed and emerging market currencies. These asset classes offer different return potential and exposure to different investment risks. In allocating the fund’s assets among these different asset classes, PanAgora Asset Management, Inc. (PanAgora), the subadviser to the fund, an affiliate of Putnam Management, uses its proprietary trend following strategy, which relies on quantitative models and information and data inputs to those models to seek to identify and profit from price trends in global equity, fixed income, commodity and currency markets.

Following the identification of a trend, the fund may take either a long or short position in an asset class. The size of the position taken is based on PanAgora’s systematic assessment of the trend and its likelihood of continuing, as well as PanAgora’s estimate of the risk of the instrument through which the position is implemented. Once a position has been added to the fund’s portfolio, PanAgora monitors for any indication of a reversal or loss of momentum in the price trend in order to determine when to exit the position.

In constructing the fund’s portfolio, PanAgora uses a proprietary approach to balance the fund’s risk exposures in an effort to generate attractive returns, in diverse market conditions, that are generally uncorrelated with the returns of traditional asset classes.

The fund expects to obtain exposure to developed “market” equity indexes, although it may have exposure to equity securities of any market capitalization throughout the world, including foreign and emerging markets. In the case of fixed income securities, the fund expects to seek exposure primarily to investment-grade securities, but may have exposure to fixed-income securities of any credit quality, duration or maturity. The fund may obtain exposure to any commodity and to both developed and emerging market currencies. The fund primarily gains long and short exposure to an asset class by investing in exchanged-traded futures and over-the-counter forward contracts, but may also invest in an asset class through other derivatives (such as options and swap contracts) or directly.

The fund is “non-diversified,” which means that it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

A significant portion of the assets of the fund will be invested in short-term instruments, including cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

Although the fund normally does not engage in borrowing, because the fund typically uses long and short futures and forwards to a significant extent (and may also take other short derivatives positions), the fund will operate with potentially significant investment leverage, which magnifies investment exposure. Instruments in the fund are generally liquid and exchange traded.

The fund may invest directly or indirectly through its wholly-owned and controlled subsidiary, which like the fund, is sub-advised by PanAgora. The fund may invest no more than 25% of its assets in the subsidiary. The subsidiary will invest primarily in commodity futures but it may also invest in other commodity-related instruments (such as financial futures, option and swap contracts) or other asset classes (including through derivatives). Unlike the fund, the subsidiary may invest without limitation in commodity-related instruments. Unless indicated otherwise, references to the fund’s investments, investment exposures or risks include its indirect investments, investment exposures and risks through the subsidiary.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales

34 PanAgora Managed Futures Strategy

charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Consolidated statement of assets and liabilities date through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

PanAgora Managed Futures Strategy 35

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to gain exposure to equity securities, fixed-income securities and commodities.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

36 PanAgora Managed Futures Strategy

instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract and any initial margin requirements. Such receipts or payments are known as “variation margin.”

At close of the reporting period, the fund has deposited cash valued at $1,661,203 in a segregated account to cover margin requirements on open futures contracts.

Futures contracts outstanding at period end, if any, are listed after the fund’s Consolidated portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to provide exposure to developed and emerging market currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s Consolidated portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s Consolidated portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s Consolidated portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $298,203 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street.

PanAgora Managed Futures Strategy 37

Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund’s investment in the subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The rules regarding the extent to which annual net income, if any, realized by the subsidiary and included in the fund’s annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund’s qualification as a regulated investment company under the Code are unclear and currently under consideration.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,211,502	$372,848	$1,584,350

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $197,944 to its fiscal year ending August 31, 2021, of late year ordinary losses ((i) ordinary losses recognized between January 1, 2020 and August 31, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and August 31, 2020).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, unrealized and realized gains and losses on certain futures contracts, distribution in excess, late year loss deferrals, net operating loss and controlled foreign subsidiary income and gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $491,176 to decrease distributions in excess of net investment income, $751,486 to decrease paid-in capital and $260,310 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses

38 PanAgora Managed Futures Strategy

that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,174,139
Unrealized depreciation	(1,136,315)
Net unrealized appreciation	37,824
Capital loss carryforward	(1,584,530)
Late year ordinary loss deferral	(197,944)
Cost for federal income tax purposes	$7,788,371

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management for which PanAgora is acting as sub-adviser launched on or after the date of the fund’s management contract, as determined at the close of each business day during the month. Such annual rates may vary as follows:

1.000%	of the first $1 billion,	0.980%	of the next $2 billion and
0.990%	of the next $2 billion,	0.970%	of any excess thereafter

The subsidiary pays a monthly management fee to Putnam Management at the same rate as the fund. For so long as the fund invests in the subsidiary, the management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

For the reporting period, the fee represented an effective rate (excluding the impact from any expense waivers in effect) of 1.00% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $159,763 as a result of this limit.

PanAgora is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PanAgora for its services at an annual rate of 0.500% of the average net assets of the portion of the fund managed by PanAgora.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable

PanAgora Managed Futures Strategy 39

to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,895	Class R	4
Class B	4	Class R6	852
Class C	8	Class Y	117
Class M	1	Total	$4,881

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $392 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Consolidated statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Consolidated statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$22,984
Class B	1.00%	1.00%	90
Class C	1.00%	1.00%	186
ClassM *	1.00%	0.75%	17
Class R	1.00%	0.50%	45
Total			$23,322

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2 and no monies from the sale of class A and class M shares, respectively, and received no monies and $81 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

40 PanAgora Managed Futures Strategy

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$—	$—
U.S. government securities (Long-term)	—	—
Total	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	33,910	$302,212	525	$4,959
Shares issued in connection with
reinvestment of distributions	33,159	281,522	25,410	234,792
	67,069	583,734	25,935	239,751
Shares repurchased	(29,113)	(241,908)	(6,096)	(56,436)
Net increase	37,956	$341,826	19,839	$183,315

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	25	210	17	160
	25	210	17	160
Shares repurchased	—	—	—	—
Net increase	25	$210	17	$160

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,200	$10,412	3,399	$32,099
Shares issued in connection with
reinvestment of distributions	34	290	103	945
	1,234	10,702	3,502	33,044
Shares repurchased	(2,522)	(21,534)	(1,487)	(13,500)
Net increase (decrease)	(1,288)	$(10,832)	2,015	$19,544

PanAgora Managed Futures Strategy 41

	YEAR ENDED 8/31/20 *		YEAR ENDED 8/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	20	184
	—	—	20	184
Shares repurchased	(1,026)	(8,829)	—	—
Net increase (decrease)	(1,026)	$(8,829)	20	$184

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	30	258	23	210
	30	258	23	210
Shares repurchased	—	—	—	—
Net increase	30	$258	23	$210

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	153,035	$1,358,345	36,514	$344,238
Shares issued in connection with
reinvestment of distributions	6,586	55,913	5,962	55,089
	159,621	1,414,258	42,476	399,327
Shares repurchased	(180,091)	(1,580,556)	(57,426)	(528,215)
Net decrease	(20,470)	$(166,298)	(14,950)	$(128,888)

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	17,085	$147,382	5,706	$54,866
Shares issued in connection with
reinvestment of distributions	1,420	12,052	1,475	13,627
	18,505	159,434	7,181	68,493
Shares repurchased	(55,952)	(481,091)	(14,099)	(132,578)
Net decrease	(37,447)	$(321,657)	(6,918)	$(64,085)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,058,099	99.3%	$8,041,552
Class B	1,048	100	7,917
Class C	1,055	60.9	7,913
Class R	1,059	100	8,036

At the close of the reporting period, a shareholder of record owned 9.7% of the outstanding shares of the fund.

42 PanAgora Managed Futures Strategy

Note 5: Basis of consolidation

The accompanying consolidated financial statements of the fund include the account of the subsidiary which primarily invests in commodity-related instruments and other derivatives. The fund may invest up to 25% of its total assets in the subsidiary. The fund’s Consolidated portfolio and Consolidated financial statements include the positions and accounts, respectively, of the subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the fund, except that the subsidiary may invest without limitation in commodity-related instruments. As of the reporting period, the fund’s investment in its subsidiary totaled $1,014,169, which represented 10.7% of the fund’s net assets.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	800
Forward currency contracts (contract amount)	$30,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$234,465	Payables	$367,763
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	100,334*	Unrealized depreciation	212,739*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	80,321*	Unrealized depreciation	94,518*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Commodity contracts	appreciation	222,239*	Unrealized depreciation	439,760*
Total		$637,359		$1,114,780

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Consolidated portfolio. Only current day’s variation margin is reported within the Consolidated statement of assets and liabilities.

PanAgora Managed Futures Strategy 43

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Consolidated statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$463,716	$463,716
Equity contracts	(715,850)	—	(715,850)
Interest rate contracts	(592,625)	—	(592,625)
Commodity contracts	(143,919)	—	(143,919)
Total	$(1,452,394)	$463,716	$(988,678)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(641,083)	$(641,083)
Equity contracts	(90,234)	—	(90,234)
Interest rate contracts	(202,489)	—	(202,489)
Commodity contracts	(682,108)	—	(682,108)
Total	$(974,831)	$(641,083)	$(1,615,914)

44 PanAgora Managed Futures Strategy

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of New York	Brown Brothers Harriman &Co.	BofA Securities, Inc.	State Street Bank and Trust Co.	State Street Broker Group	Total
Assets:
Futures contracts	$—	$—	$135,805	$—	$—	$135,805
Forward currency contracts #	204,043	16,714	—	8,962	4,746	234,465
Total Assets	$204,043	$16,714	$135,805	$8,962	$4,746	$370,270
Liabilities:
Futures contracts	—	—	477,536	—	—	477,536
Forward currency contracts #	39,138	46,453	—	206,576	75,596	367,763
Total Liabilities	$39,138	$46,453	$477,536	$206,576	$75,596	$845,299
Total Financial and Derivative	$164,905	$(29,739)	$(341,731)	$(197,614)	$(70,850)	$(475,029)
Net Assets
Total collateral	$—	$—	$3,311,121	$—	$—
received (pledged)†##
Net amount	$164,905	$(29,739)	$(3,652,852)	$(197,614)	$(70,850)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$3,311,121	$—	$—	$3,311,121

** Included with Investments in securities and/or Deposits with broker on the Consolidated statement of assets and liabilities. With respect to futures contracts, this amount represents collateral on initial and variation margin for outstanding contracts.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

PanAgora Managed Futures Strategy 45

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

46 PanAgora Managed Futures Strategy

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

PanAgora Managed Futures Strategy 47

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48 PanAgora Managed Futures Strategy

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

PanAgora Managed Futures Strategy 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

50 PanAgora Managed Futures Strategy

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

PanAgora Managed Futures Strategy 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 PanAgora Managed Futures Strategy

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
PanAgora Asset Management, Inc.	Paul L. Joskow	and Compliance Liaison
One International Place, 24th Floor	George Putnam, III
Boston, MA 02110	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel	Principal Financial Officer,
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
Independent Registered Public	Vice President, Chief Compliance	Principal Financial Officer,
Accounting Firm	Officer, and Chief Risk Officer	Principal Accounting Officer,
PricewaterhouseCoopers LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam PanAgora Managed Futures Strategy. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

In December 2019, the Code of Ethics of PanAgora Asset Management, Inc. was amended to remove a previous exemption from the preclearance requirements of personal trades in certain “broad based” closed-end funds and legacy references to Marsh & McLennan Companies.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2020	$49,488	$ —	$8,620	$ —
August 31, 2019	$49,352	$ —	$8,100	$ —

For the fiscal years ended August 31, 2020 and August 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $354,462 and $555,084 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2020	$ —	$345,842	$ —	$ —
August 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith. In addition, the Code of Ethics of PanAgora Asset Management, Inc. is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 29, 2020